GENERAL INFORMATION	6 Months Ended
Dec. 31, 2019
GENERAL INFORMATION
GENERAL INFORMATION

1.    GENERAL INFORMATION

Bioceres Crop Solutions Corp (“the Company”), together with its subsidiaries (“the Group”) is a fully integrated provider of crop productivity technologies designed to enable the transition of agriculture towards carbon neutrality. The Group has a unique biotech platform with high-impact, patented technologies for seeds and microbial agricultural inputs, as well as next generation crop nutrition and protection solutions.

The Group’s headquarters and primary operations are based in Argentina, which is its key end-market, but its footprint exceeds country edges, with agricultural inputs across more than 25 countries, including Brazil, Paraguay, India, United States, Uruguay, Germany, South Africa among others.

Short-term financial situation

The Group has revolving credit facilities up to an amount of approx. $30 million with financial institutions that jointly with the generation of resources from the business operations, allows the Group to meet its current financial obligations. In addition, to meet short-term debts, the Group could, if necessary, issue new corporate bonds up to $32 million. This program was already authorized by the regulatory authorities of Argentina and could be allocated to the Group's needs.

On January 23, 2020, the Company signed a preliminary term sheet for an issuance of convertible secured promissory notes (the “Notes”) due 2023 for an amount up to $45 million. At maturity or upon a change of control, the holders of the Notes will have the option to convert the outstanding amount into ordinary shares of the Company at a price of  $8 per share or pursuant to the terms set forth in the Note, respectively. The Company also will have the option to convert the notes into ordinary shares, which conversion will become mandatory for the holders, upon meeting of certain conditions set forth in the Notes.